UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 1, 2021

Date of Report (date of earliest event reported)

Steel Connect, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Midway Ln Smyrna Tennessee	37167
(Address of Principal Executive Offices)	(Zip Code)

(914) 461-1276

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	STCN	Nasdaq Capital Market
Rights to Purchase Series D Junior Participating Preferred Stock	--	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 1, 2021, ModusLink Corporation (“ModusLink”), a subsidiary of Steel Connect, Inc. (the “Company”), entered into a Third Amendment (“Amendment No. 3”) to its Credit and Security Agreement (the “Credit Agreement”) with MidCap Financial Trust (“MidCap”), by and among ModusLink, certain of ModusLink’s subsidiaries, and MidCap as lender and agent. The terms of the Credit Agreement, as amended by the First and Second Amendments thereto, are described in the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on June 3, 2021. Amendment No. 3 amends the Credit Agreement to increase the effective cap on eligibility of unpaid Eligible Accounts, as defined in the Credit Agreement, from a certain obligor to $8.0 million. In addition, Amendment No. 3 amends the Credit Agreement to require disclosure by ModusLink of certain discount payments owing to certain of its customers which are not expected to be deducted from the Borrowing Base in the future. The foregoing description of Amendment No. 3 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K  and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment No. 3, dated as of July 1, 2021, to the Credit Agreement, by and among ModusLink Corporation, Sol Holdings, Inc., Saleslink Mexico Holdings Corp. and MidCap Financial Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 6, 2021	STEEL CONNECT, INC.

	By:	/s/ Jason Wong
		Name:	Jason Wong
		Title:	Chief Financial Officer

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